                             BEA INSTITUTIONAL FUNDS
                                   PROSPECTUS
                                October 26, 1998
                         (as revised November 11, 1998)
                            EMERGING MARKETS II FUND

                                 ---------------
                                 HIGH YIELD FUND

                                 ---------------
                            INTERNATIONAL GROWTH FUND

                                 ---------------
                               MUNICIPAL BOND FUND

                                 ---------------
                        SELECT ECONOMIC VALUE EQUITY FUND

                                 ---------------
                       STRATEGIC GLOBAL FIXED INCOME FUND

                                 ---------------
                              U.S. CORE EQUITY FUND

                                 ---------------
                           U.S. CORE FIXED INCOME FUND

                                                               October 26, 1998
                                                 (as revised November 11, 1998)

BEA Institutional Funds is the name under which the Institutional class of shares of certain Warburg Pincus Funds are offered. Eight BEA Institutional Funds are described in this Prospectus:

EMERGING MARKETS II FUND seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities in emerging country markets.

HIGH YIELD FUND seeks to provide high total return. The Fund will invest primarily in high yield high risk fixed income securities issued by corporations, governments and agencies, both domestic and foreign.

INTERNATIONAL GROWTH FUND seeks to provide long-term appreciation of capital. The Fund will invest primarily in equity securities of non-U.S. issuers.

MUNICIPAL BOND FUND seeks to provide high total return. The Fund will invest primarily in municipal bonds issued by state and local authorities.

SELECT ECONOMIC VALUE EQUITY FUND seeks to provide long term appreciation of capital. The Fund will invest primarily in U.S. equity securities that the adviser believes are undervalued.

STRATEGIC GLOBAL FIXED INCOME FUND seeks to provide high total return. The Fund will invest primarily in foreign and domestic fixed income securities.

U.S. CORE EQUITY FUND seeks to provide long-term appreciation of capital. The Fund will invest primarily in U.S. equity securities.

U.S. CORE FIXED INCOME FUND seeks to provide high total return. The Fund will invest primarily in domestic fixed-income securities consistent with comparable broad market fixed-income indices, such as the Lehman Brothers Aggregate Bond Index.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods.

The High Yield Fund may invest its assets without limitation in securities which are below investment-grade quality. Investments of this type are subject to greater risks, including the risk of loss of principal and interest, than those involved with investment-grade securities. Purchasers should carefully assess the risks associated with an investment in this Fund.

See "Risk Factors and Special Considerations."

BEA Associates ("BEA") serves as investment adviser to each of the Funds.

This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is available to investors without charge by calling BEA Institutional Funds at 800-401-2230. Information regarding the status of shareholder accounts may be obtained by calling BEA Institutional Funds at the same number. BEA Institutional Funds maintains a Web site at www.beafunds.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
              PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES

        Although authorized to offer three separate classes of shares (Common Shares, Institutional Shares and Advisor Shares), each of the Emerging Markets II Fund ("Emerging Markets Fund"), High Yield Fund ("High Yield
Fund"), International Growth Fund ("International Growth Fund"), Municipal Bond Fund ("Municipal Bond Fund"), Select Economic Value Equity Fund ("Select Equity Fund"), Strategic Global Fixed Income Fund ("Global Income Fund"), U.S. Core Equity Fund ("U.S. Equity Fund") and U.S. Core Fixed Income Fund ("U.S. Fixed Income Fund") (each, a "Fund") currently offers two separate classes of shares:
Common Shares and Institutional Shares. For a description of Common Shares and Advisor Shares see "General Information."

                                                                         INTERNA-    MUNI-                                    U.S.
                                                    EMERGING     HIGH     TIONAL     CIPAL     SELECT   GLOBAL     U.S.      FIXED
                                                    MARKETS      YIELD    GROWTH     BOND      EQUITY   INCOME    EQUITY     INCOME
                                                      FUND       FUND      FUND      FUND       FUND     FUND      FUND       FUND
                                                    -------    -------   -------    -------   -------   -------   -------   -------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)              0          0         0          0         0         0         0         0

Annual Fund Operating Expenses
  (as a percentage of average net assets)
  Management Fees (after fee waivers)............      .62%       .43%      .80%       .45%      .72%      .24%      .71%      .25%
  Rule 12b-1 fees................................        0          0         0          0         0         0         0         0
  Other Expenses (after fee waivers).............      .88%       .27%      .42%       .55%      .28%      .51%      .29%      .20%
                                                    -------    -------   -------    -------   -------   -------   -------   -------
  Total Fund Operating Expenses (after
        fee waivers and expense
        reimbursements)+                              1.50%       .70%     1.22%      1.00%     1.00%      .75%     1.00%      .45%
                                                    =======    =======   =======    =======   =======   =======   =======   =======
EXAMPLE
  You would pay the following expenses
        on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption
        at the end of each time period:
   1 year........................................    $  15     $    7    $   12     $   10    $   10    $    8    $   10    $    5
   3 years.......................................    $  47     $   22    $   39     $   32    $   32    $   24    $   32    $   14
   5 years.......................................    $  82     $   39    $   67     $   55       -      $   42    $   55    $   25
   10 years......................................    $ 179     $   87    $  148     $  122       -      $   93    $  122    $   57

+ The Funds' investment adviser has undertaken to limit Total Fund Operating Expenses of each of the Funds through October 23, 1999 to the percentages shown above. There is no obligation to continue these waivers after that time. Absent such waivers and/or reimbursements, Management Fees for the Emerging Markets Fund, High Yield Fund, International Growth Fund, Municipal Bond Fund, Select Equity Fund, Global Income Fund, U.S. Equity Fund and U.S. Fixed Income Fund would equal 1.00%, .70%, .80%, .70% , .75%, .50%, .75% and
    .375%, respectively; Other Expenses would equal 1.01%, .44%, .42%, .69%, .73%, .67%, .43% and .365%, respectively; and Total Fund Operating Expenses would equal 2.01%, 1.14%, 1.22%, 1.39%, 1.48%, 1.17%, 1.18% and .74%,
    respectively. Other Expenses for the Funds are based on annualized estimates of expenses for the fiscal year ending August 31, 1999, net of any fee waivers or expense reimbursements.
                                 ---------------

        The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Institutional shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in a Fund's Institutional Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
(FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
        The tables below set forth certain information concerning the investment results of shares of the Funds (each formerly an investment portfolio of The RBB Fund, Inc. (the "RBB Fund")) for the periods indicated. The financial data for each of the years ended August 31, 1998 are a part of the relevant RBB Fund's financial statements, which have been audited by PricewaterhouseCoopers L.L.P., the RBB Fund's independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information along with the financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' annual report, dated August 31, 1998, copies of which may be obtained without charge by calling Warburg Pincus Funds at 800-927-2874.


EMERGING MARKETS FUND#

                                                                                                                  FOR THE PERIOD
                                                             FOR THE YEAR ENDED AUGUST 31,                       FEBRUARY 1, 1993*
                                      ------------------------------------------------------------------------     TO AUGUST 31,
                                           1998           1997          1996           1995          1994               1993
                                      --------------   -----------  -------------  -------------  ------------  ------------------

Net asset value, beginning of
      period........................   $19.64           $18.20        $17.67         $24.58         $18.38       $     15.00
                                       ------           ------        ------         ------         ------       -----------
  Income from investment operations:
  Net investment income.............     0.12             0.21          0.10           0.02          (0.03)             0.02
  Net realized and unrealized gains
      on securities and foreign
      currency transactions.........    (8.08)            1.30          0.48          (5.94)          6.64              3.36
                                       ------           ------        ------         ------         ------       -----------
  Total from investment operations..    (7.96)            1.51          0.58          (5.92)          6.61              3.38
                                                        ------        ------         ------         ------       -----------
Less Dividends and Distributions:
  Dividends from net
      investment income.............    (0.20)           (0.07)        (0.05)         (0.07)         (0.09)               --
  Distributions from capitalized
       gains........................    (0.17)              --          0.00          (0.92)         (0.32)               --
  Return of Capital.................    (0.87)              --            --             --             --                --
                                       ------            -----        ------         ------         ------       -----------
  Total Dividends and
      Distributions.................    (1.24)           (0.07)        (0.05)         (0.99)         (0.41)               --
                                       ------           ------        ------         ------         ------       -----------
  Net asset value, end of period....   $10.44           $19.64        $18.20         $17.67         $24.58       $     18.38
                                       ======           ======        ======         ======         ======       ===========
Total return........................   (42.96)%           8.31%         3.33%(d)     (24.42)%(d)     35.99%(d)         22.53%(c)(d)
Ratios/Supplemental Data:
  Net assets, end of period
      (000's omitted)...............  $24,217          $83,012      $114,691       $128,323       $140,675           $21,988
  Ratio of expenses to average
      net assets:...................     1.50%(a)         1.49%(a)      1.49%(a)       1.50%(a)       1.50%(a)          1.50%(a)(b)
  Ratio of net investment income
      to average net assets.........     0.61%           0.99%         0.63%          0.02%         (0.02)%            0.28%(b)
  Portfolio turnover rate...........      179%             147%           79%            79%            54%               38%(c)

--------------------------------------------------------------------------------
(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the Fund's Institutional Class would have been 2.01%, 1.63%, 1.62%, 1.61%, and 2.01% for the years ended
        August 31, 1998, 1997, 1996, 1995, and 1994, respectively.

(b)     Annualized.

(c)     Not annualized.

(d)     Redemption fees not reflected in total return.
*       Commencement of operations.

# Financial Highlights relates solely to the Institutional Shares of the BEA Emerging Markets Equity Fund investment portfolio of the RBB Fund.

HIGH YIELD FUND#


                                                                                                                    FOR THE PERIOD
                                                               FOR THE YEAR ENDED AUGUST 31,                        MARCH 31, 1993*
                                         -------------------------------------------------------------------------   TO AUGUST 31,
                                             1998            1997          1996          1995            1994            1993
                                         ------------    -----------   ------------   ------------   -------------  ---------------

NET ASSET VALUE, BEGINNING OF PERIOD...   $   17.08        $  16.09    $  15.72       $  15.94        $  16.94       $  15.00
                                          ---------        --------    --------       --------        --------       --------

   Income from Investment Operations:

    Net Investment Income (Loss).......        1.43            1.37        1.47           1.42            1.20           0.52
    Net Gain (Loss) from Securities
        and Foreign Currency
        Related Items (both realized
        and unrealized)................       (0.49)           0.96        0.40          (0.30)          (0.77)          1.42
                                          ---------        --------    --------       --------        --------       --------
    Total from Investment Operations...        0.94            2.33        1.87           1.12            0.43           1.94
                                          ---------        --------    --------       --------        --------       --------
    Less Distributions:
    Dividends from Net Investment
        Income.........................       (1.42)          (1.34)      (1.50)         (1.34)          (1.43)             -
    Distributions from Realized Gains..          --               -           -              -               -              -
                                          ---------        --------    --------       --------        --------       --------
    Total Distributions................       (1.42)          (1.34)      (1.50)         (1.34)          (1.43)             -
                                          ---------
NET ASSET VALUE, END OF PERIOD.........   $   16.60        $  17.08    $  16.09       $  15.72        $  15.94       $  16.94
                                          =========        ========    ========       ========        ========       ========
Total Return...........................        5.48%          15.17%      12.42%          7.79%(d)        2.24%(d)      12.93%(c)(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's
        omitted).......................   $  94,044        $ 92,630    $ 75,849       $153,621        $143,517       $ 98,357
Ratios to Average Daily Net Assets:
    Operating Expenses.................        0.70%(a)         .70%(a)    0.88%(a)       1.00%(a)        1.00%(a)       1.00%(a)(b)
    Net Investment Income (Loss).......        8.12%           8.44%       8.92%          9.37%           7.73%          7.56%(b)
    Decrease reflected in above
        operating expense ratios
        due to waivers/reimbursements..         .44%(a)         .43%(a)     .23%(a)        .08%(a)         .13%(a)        .17%(a)
Portfolio Turnover Rate................          60%             84%        143%            70%            121%            72%(c)

--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Class would have been 1.14%, 1.13%, 1.11%, 1.08%, and 1.13% for the years ended August 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(b)     Annualized.

(c)     Not annualized.

(d)     Redemption fees not reflected in total return.

*       Commencement of operations
# Financial Highlights relates solely to the Institutional Shares of the BEA High Yield Fund investment portfolio of the RBB Fund.

INTERNATIONAL EQUITY FUND#


                                                                                                                   FOR THE PERIOD
                                                                                                                  OCTOBER 1, 1992*
                                                               FOR THE YEAR ENDED AUGUST 31,                              TO
                                        -------------------------------------------------------------------------     AUGUST 31,
                                             1998            1997           1996          1995          1994            1993
                                        ----------------  ------------  ------------  -------------  ------------  ----------------
Net asset value, beginning of
        period.......................   $   22.22         $  19.41      $  18.24      $  20.73       $  18.73      $    15.00
                                        ---------         --------      --------      --------       --------      ----------
  Income from investment operations:
  Net investment income..............        0.15             0.18          0.19          0.06           0.05            0.04
  Net realized and unrealized gains
        on securities and foreign
        currency transactions........        3.26             2.89          1.05         (1.75)          2.60            3.69
                                        ---------         --------      --------      --------       --------      ----------
  Total from investment operations...        3.41             3.07          1.24         (1.69)          2.65            3.73
                                        ---------         --------      --------      --------       --------      ----------
Less Dividends and Distributions:
  Dividends from net investment
        income.......................           -            (0.26)        (0.07)            -          (0.05)              -
  Distributions from capitalized
        gains........................       (2.93)               -             -         (0.80)         (0.60)              -
                                        ---------         --------      --------      --------       --------      ----------
  Total Dividends and Distributions..       (2.93)           (0.26)        (0.07)        (0.80)         (0.65)              -
                                        ---------         --------      --------      --------       --------      ----------
  Net asset value, end of period.....   $   22.70         $  22.22      $  19.41      $  18.24       $  20.73      $    18.73
                                        =========         ========      ========      ========       ========      ==========
Total return.........................       16.74%           15.93%         6.81%(d)     (8.06)%(d)     14.23%(d)       24.87%(c)(d)
Ratios/Supplemental Data:
  Net assets, end of period
        (000's omitted)..............   $ 623,482         $568,510      $682,271      $773,255       $767,190      $  268,404
  Ratio of expenses to average net
        assets.......................        1.14%(a)         1.16%(a)      1.19%(a)      1.25%(a)       1.25%(a)        1.25%(a)(b)
  Ratio of net investment income
        to average net assets........        0.72%            0.71%         0.84%         0.35%          0.33%           0.41%(b)
  Portfolio turnover rate............         141%             126%           86%           78%           104%            106%(c)

--------------------------------------------------------------------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Class would have been 1.23%, 1.25%, 1.22%, 1.26% and 1.30% for the years ended August 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(b)     Annualized.

(c)     Not annualized.

(d)     Redemption fees not reflected in total return.


*       Commencement of operations.
# Financial Highlights relates solely to the Institutional Shares of the BEA International Equity Fund investment portfolio of the RBB Fund.

MUNICIPAL BOND FUND#


                                                                                                                  FOR THE PERIOD
                                                                    FOR THE YEAR ENDED AUGUST 31,                 JUNE 20, 1994*
                                                   ------------------------------------------------------------    TO AUGUST 31,
                                                       1998              1997           1996           1995            1994
                                                   -------------     -----------   -------------   ------------   --------------

NET ASSET VALUE, BEGINNING OF PERIOD...........    $  14.84          $  14.65       $  15.46       $  15.06       $  15.00
                                                   --------          --------       --------       --------       --------

Income from investment operations
    Net investment income......................        0.70              0.72           0.73           0.71           0.09
    Net realized and unrealized gains
        (losses) on securities and
        foreign currency transactions..........        0.40              0.65          (0.37)          0.50          (0.03)
                                                   --------          --------       --------       --------       --------

    Total from investment operations...........        1.10              1.37           0.36           1.21           0.06
                                                   --------          --------       --------       --------       --------

Less Dividends and Distributions
    Dividends from net investment
        income.................................       (0.71)            (0.72)         (0.74)         (0.76)             -
    Distributions from capital gains...........       (0.11)            (0.46)         (0.43)         (0.05)             -
                                                   ---------         ---------      ---------      --------       --------

    Total Dividends and Distributions..........       (0.82)            (1.18)         (1.17)         (0.81)             -
                                                   ---------         ---------      ---------      ---------      --------

NET ASSET VALUE, END OF PERIOD.................    $  15.12          $  14.84       $  14.65       $  15.46       $  15.06
                                                   ========          ========       ========       ========       ========

Total return...................................        7.62%             9.74%          2.27%          8.42%          0.40%(c)
Ratio/Supplemental Data
    Net assets, end of period
        (000's omitted)........................     $22,229           $19,810        $19,581        $48,978        $42,310
    Ratio of expenses to average net
        assets.................................        1.00%(a)          1.00%(a)       1.00%(a)       1.00%(a)       1.00%(a)(b)
    Ratio of net investment income
        (loss) to average net assets...........        4.72%             4.88%          4.62%          4.76%          3.27%(b)
    Portfolio turnover rate....................          57%               43%            34%            25%             9%(c)

--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Shares would have been 1.39%, 1.37%, 1.42% and 1.19% for the years ended August 31, 1998, 1997, 1996 and 1995, respectively, and 1.34% annualized for the period ended August 31, 1994.
(b)     Annualized.

(c)     Not annualized.

*       Commencement of operations.
# Financial Highlights relates solely to the Institutional Shares of the BEA Municipal Bond Fund investment portfolio of the RBB Fund.

GLOBAL INCOME FUND#

                                                                 FOR THE YEAR ENDED AUGUST 31,                FOR THE PERIOD
                                               ------------------------------------------------------------  JUNE 28, 1994* TO
                                                    1998             1997           1996           1995       AUGUST 31, 1994
                                               ---------------   ------------   -----------   -------------  ----------------

 NET ASSET VALUE, BEGINNING OF PERIOD.......     $  15.41          $  15.75       $  15.67       $  15.00         $  15.00
                                                 --------          --------       --------       --------         --------
 Income from investment operations
     Net investment income..................         0.87              0.85           0.87           1.06             0.15
     Net realized and unrealized
        gains(losses) on securities
        and foreign currency
        transactions........................        (0.25)            (0.16)          0.58           0.49            (0.15)
                                                 --------          --------       --------       --------         --------
     Total from investment operations.......         0.62              0.69           1.45           1.55              --
                                                 --------          --------       --------       --------
 Less Dividends and Distributions
     Dividends from net investment income...        (0.45)            (0.71)         (1.22)         (0.88)             --
     Distributions from capital gains.......        (0.48)            (0.32)         (0.15)           --               --
                                                 ---------         --------       --------       --------         --------
     Total Dividends and Distributions......        (0.93)            (1.03)         (1.37)         (0.88)             --
                                                 ---------
 NET ASSET VALUE, END OF PERIOD.............     $  15.10          $  15.41       $  15.75       $  15.67         $  15.00
                                                 ========          ========       ========       ========         ========
 Total return...............................         4.19%             4.48%          9.65%         10.72%            0.00%(c)
 RATIO/SUPPLEMENTAL DATA
     Net assets, end of period
        (000's omitted).....................     $ 28,483          $ 44,285       $ 38,348       $ 19,565         $  6,300
     Ratio of expenses to average
        net assets..........................         0.75%(a)          0.75%(a)       0.75%(a)       0.75%(a)         0.75%(a)(b)
     Ratio of net investment
        income(loss) to average net
        assets..............................         5.30%             5.31%          7.37%          7.26%            5.64%(b)
     Portfolio turnover rate................          283%               98%            87%            91%               0%(c)

--------------------------------------------------------------------------------

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the Fund's Institutional Shares would have been 1.17%, 0.98%, 1.07% and 1.29% for the years ended August 31, 1998, 1997, 1996 and 1995, respectively, and 1.92% annualized for the period ended August 31, 1994.
(b)     Annualized.

(c)     Not annualized.

*       Commencement of operations.
# Financial Highlights relates solely to the Institutional Shares of the BEA Strategic Global Fixed Income Fund investment portfolio of the
        RBB Fund.

U.S. CORE EQUITY FUND#

                                                                                                               FOR THE PERIOD
                                                                            AUGUST 31,                       SEPTEMBER 1, 1994*
                                                      ----------------------------------------------------        THROUGH
                                                          1998                 1997               1996         AUGUST 31, 1995
                                                      -------------       -------------      -------------   -------------------

NET ASSET VALUE, BEGINNING OF
  PERIOD........................................      $   24.40               $ 19.05            $ 17.86            $ 15.00
                                                      ---------               -------            -------            -------
  Income from Investment
    Operations:
  Net Investment Income (Loss)..................           0.01                  0.14               0.20               0.22
  Net Gain (Loss) from Securities and
    Foreign Currency Related Items
    (both realized and unrealized)..............           0.88                  6.82               2.81               2.72
                                                      ---------               -------            -------            -------
  Total from Investment Operations..............           0.89                  6.96               3.01               2.94
                                                      ---------               -------            -------            -------
  Less Distributions:
  Dividends from Net Investment
    Income......................................          (0.13)                (0.20)             (0.21)             (0.08)
  Distributions from Realized Gains.............          (3.43)                (1.41)             (1.61)              0.00
                                                      ---------               -------            -------            -------
  Total Distributions...........................          (3.56)                (1.61)             (1.82)             (0.08)
                                                      ---------               -------            -------            -------
NET ASSET VALUE, END OF
  PERIOD........................................      $   21.73               $ 24.40            $ 19.05            $ 17.86
                                                      =========               =======            =======            =======
Total Return....................................           3.18%                38.32%             17.59%             19.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's omitted).......      $  63,514               $86,182            $59,015            $31,644
Ratios to Average Daily Net Assets:
  Operating Expenses............................           1.00%(a)              1.00%(a)           1.00%(a)           1.00%(a)
  Net Investment Income (Loss)..................            .23%                  .67%              1.25%              1.59%
  Decrease reflected in above
    operating expense ratios due to
    waivers/reimbursements......................            .18%                  .18%               .34%               .51%
Portfolio Turnover Rate.........................            164%                   93%               127%               123%

--------------------------------------------------------------------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Shares would have been 1.18%, 1.18% and 1.34%, for the years ended August 31, 1998, 1997 and 1996, respectively, and 1.51% annualized for the period ended August 31, 1995.
(b)     Annualized.

(c)     Not annualized.


*       Commencement of operations.
# Financial Highlights relates solely to the Institutional Shares of the BEA U.S. Core Equity Fund investment portfolio of the RBB Fund.

U.S. CORE FIXED INCOME FUND#

                                                                                                                FOR THE PERIOD
                                                                  AUGUST 31,                                    APRIL 1, 1994*
                                             ---------------------------------------------------------------        THROUGH
                                                   1998              1997           1996            1995        AUGUST 31, 1994
                                             --------------       ----------     ----------     ------------    ---------------

NET ASSET VALUE, BEGINNING OF
  PERIOD...................................   $      15.65         $  15.06       $  15.42        $   14.77         $ 15.00
                                              ------------         --------       --------        ---------         -------
  Income from Investment
    Operations:
  Net Investment Income (Loss).............           0.84             0.92           0.95             0.88            0.42
  Net Gain (Loss) from Securities and
    Foreign Currency Related Items
    (both realized and unrealized).........           0.33             0.76          (0.16)            0.61           (0.40)
                                               -----------          --------       --------        ---------         -------
  Total from Investment
   Operations..............................           1.17             1.68           0.79             1.49            0.02
                                              ------------          --------       --------        ---------         -------
  Less Distributions:
  Dividends from Net Investment
    Income.................................          (0.87)           (0.97)         (0.93)           (0.84)          (0.25)
  Distributions from Realized Gains........          (0.23)           (0.12)         (0.22)           (0.00)           0.00
                                               -----------         --------       --------        ----------        -------
  Total Distributions......................          (1.10)           (1.09)         (1.15)           (0.84)          (0.25)
                                              ------------         --------       --------        ---------         -------
NET ASSET VALUE, END OF
  PERIOD...................................   $      15.72         $  15.65       $  15.06        $   15.42         $ 14.77
                                              ============         ========       ========        =========         =======
Total Return...............................           7.77%           11.53%          5.23%           10.60%           0.17%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000's omitted)..
                                              $    393,533         $177,219       $118,596        $  99,250         $30,016
Ratios to Average Daily Net
  Assets:
  Operating Expenses.......................           0.47%(a)         0.50%(a)       0.50%(a)         0.50%(a)        0.50%(a)(b)
  Net Investment Income (Loss).............           5.87%(b)         6.31%          6.43%            6.47%           6.04%(b)
  Decrease reflected in above
    operating expense ratios due to
    waivers/reimbursements.................            .24%             .28%           .28%            .34%             .44%
Portfolio Turnover Rate....................            372%             372%           201%            304%             186%(c)

--------------------------------------------------------------------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Fund's Institutional Shares would have been .74%, .78%, .78% and .84%, annualized for the years ended August 31, 1998, 1997, 1996 and 1995, respectively, and .99% annualized for the period ended August 31, 1994.
(b)     Annualized.

(c)     Not annualized.


*       Commencement of operations.
# Financial Highlights relates solely to the Institutional Shares of the BEA U.S. Core Fixed Income Fund investment portfolio of the RBB Fund.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

        The investment objective of each Fund may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). As with other mutual funds, there can be no assurance that any Fund will achieve its investment objective. Because of their different investment emphases, each Fund should be considered as a specialized investment portfolio and not as a balanced investment program by itself. The Statement of Additional Information contains a more detailed description of the various investments and investment techniques used by the Funds.

EMERGING MARKETS FUND

        The investment objective of the Emerging Markets Fund is to provide long-term appreciation of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in "Emerging Markets." As used in this Prospectus, an Emerging Market is any country which is generally considered to be an emerging or developing country by the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as emerging or developing, at the time of the Fund's investment. The countries that currently will not be considered Emerging Markets include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Switzerland, the United Kingdom and the United States. Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of issuers in Emerging Markets. The Fund will not necessarily seek to allocate investments on a geographical basis or on the basis of the level of economic development of any particular country. The Fund will at all times, except during temporary defensive periods, maintain investments in at least three Emerging Market countries.
        The Fund normally will not select portfolio securities on the basis of their dividend or income potential unless BEA or Credit Suisse Asset Management Limited, sub-investment adviser to the Emerging Markets Fund ("CSAM" and collectively with BEA, as applicable, the "Adviser"), believes the income will contribute to the securities' capital appreciation potential.
        An equity security of an issuer in an Emerging Market is defined as common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depository receipts of companies: (i) the principal securities trading market for which is in an Emerging Market; (ii) whose principal trading market is in any country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in Emerging Markets; or (iii) that are organized under the laws of, and with a principal office in, an Emerging Market. Determinations as to eligibility will be made by BEA based on publicly available information and inquiries made to the companies.

        To the extent that the Fund's assets are not invested as described above, the remainder of the assets may be invested in government or corporate debt securities of Emerging Market or developed countries, although the Fund does not presently intend to invest more than 5% of its net assets in debt securities. Debt securities, including convertible debt securities, may include lower-rated or comparable unrated debt securities. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

HIGH YIELD FUND

        The investment objective of the High Yield Fund is to provide high total return. The Fund seeks to achieve this objective by investing primarily in high yield high risk fixed-income securities issued by corporations, governments and agencies, both U.S. and foreign. Under normal market conditions, the Fund will invest at least 65% of its total assets in such high yield fixed-income securities. The Fund may also invest in fixed-income securities which may have equity characteristics, such as convertible bonds and equity securities such as warrants and options. The Fund is not limited in the extent to which it can invest in securities rated below BBB, the fourth highest bond rating of Standard & Poor's Rating Services ("S&P"), or in comparable unrated securities. (Securities rated BBB or better by S&P are commonly referred to as "investment grade.") See "Risk Factors and Special Considerations -- Lower-Rated Securities." The portion of the Fund's assets invested in various countries will vary from time to time depending on the assessment of market opportunities by BEA.

        The value of the securities held by the Fund and thus the net asset value of the Fund, generally will vary inversely in relation to changes in prevailing interest rates. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. The Fund may purchase debt securities of any maturity, and the average maturity of the Fund's assets will vary based upon BEA's assessment of economic and market conditions.

INTERNATIONAL GROWTH FUND

        The International Growth Fund's investment objective is to provide long-term appreciation of capital. The Fund will pursue its objective by investing primarily in equity securities of non-U.S. issuers. The Fund defines equity securities of non-U.S. issuers as securities of issuers whose principal activities are outside the United States. The Fund expects that its investments will be concentrated in, but not limited to, Argentina, Australia, Austria, Brazil, Canada, Chile, Columbia, Denmark, Finland, France, Germany, Greece, Hungary, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Thailand, the United Kingdom and Venezuela. The Fund may invest in securities of issuers in Emerging Markets, as defined above under "Investment Objectives and Policies -- Emerging Markets Fund," but does not expect to invest more than 40% of its total assets (at the time of purchase) in securities of issuers in Emerging Markets. The Fund will invest in securities of issuers from at least three countries outside the United States.

        Under normal market conditions, the Fund will invest a minimum of 80% of its total assets in equity securities of non-U.S. issuers. Such equity securities may include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depository receipts of companies. In choosing investments, the Adviser looks for companies that present attractive opportunities for capital growth.

        The Fund may invest up to 20% of its total assets in debt securities issued by U.S. or foreign governments or corporations, although it does not currently intend to invest more than 5% of its net assets in debt securities. The Fund has no limitation on the maturity or the credit quality of the debt securities in which it invests, which may include lower-rated or comparable unrated debt securities. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

MUNICIPAL BOND FUND

        The investment objective of the Municipal Bond Fund is to provide high total return. The Fund seeks to achieve this objective by investing at least 80% of its total assets in fixed-income securities issued by state and local governments ("Municipal Obligations"), although the Fund may invest its assets without limitation in securities of below investment-grade quality. See "Risk Factors and Special Considerations -- Lower-Rated Securities." The Fund may invest up to 40% of its assets (at the time of purchase) in municipal obligations the interest on which constitutes an item of tax preference for purposes of the federal alternative minimum tax ("Alternative Minimum Tax Securities").

        The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

        Eligible Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations.

        Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities. Moreover, certain investments in lease obligations may be illiquid and subject to the investment limitations described in the Statement of Additional Information under "Common Investment Policies -- All Funds -- Illiquid Securities."

SELECT EQUITY FUND

      The investment objective of the Select Equity Fund is to seek long-term appreciation of capital. The Fund seeks to achieve its investment objective by investing primarily in U.S. equity securities that the Adviser believes are undervalued. The Adviser will apply its Select Equity analysis in assembling and managing the Fund's portfolio. In the selection of industry sectors to emphasize, the Adviser searches for sectors with favorable economic profit trends. Within this framework, the Adviser will select specific securities by emphasizing, in addition to traditional analyses such as price/earnings ratios, the economic profit of a company measured by its cash flow relative to its capital assets. The Fund normally will not emphasize dividend income in choosing securities, unless BEA believes the income will contribute to the securities' appreciation potential.

      Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. equity securities. Equity securities include common stocks, preferred stocks, convertible securities, and other securities, such as rights and warrants, which derive their values from common stocks. The Fund may also invest in fixed income securities and in money market instruments. The Fund may purchase lower-rated or comparable unrated convertible securities and fixed income securities.

        The Fund may invest without limit in foreign securities, principally through the purchase of dollar-denominated ADRs of foreign issuers, and engage in foreign currency transactions. See below, and "Risk Factors and Special Considerations -- Foreign Securities" and "-- Foreign Currency Transactions." The Fund may also purchase lower-rated debt securities. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

GLOBAL INCOME FUND

        The investment objective of the Global Income Fund is to provide high total return. The Fund seeks to achieve this objective by investing at least 65% of its total assets in fixed income securities issued by foreign and domestic corporations, governments and agencies. Under normal market conditions, the Fund will seek to maintain an average weighted quality not lower BBB, the fourth highest bond rating of S&P, or in comparable unrated securities. (Securities rated BBB or better by S&P are commonly referred to as "investment grade."). The Fund may invest in fixed-income securities which may have equity characteristics, such as convertible bonds. The Fund will not limit its investments in securities rated below investment grade by recognized rating agencies or in comparable unrated securities. The Fund's investments in fixed income securities may include securities rated D by S&P, which are in default. See "APPENDIX" for further information concerning the ratings of Moody's and S&P and their significance. The portion of the Fund's assets invested in various countries will vary from time to time depending the assessment of market opportunities by BEA or CSAM, the Fund's sub-investment adviser. There is no limit on investments in any region, country or currency, although the Fund will normally invest in at least three different countries. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

        In addition to fixed income securities issued by foreign and domestic corporations, the Fund may also invest in foreign government securities ("sovereign bonds"), U.S. Government securities including government agencies' securities, debt obligations of supranational entities, Brady Bonds, loan participations and assignments, convertible securities, mortgage-backed securities, asset-backed securities, zero-coupon securities, when-issued securities, repurchase and reverse repurchase agreements and dollar rolls.

U.S. EQUITY FUND

      The investment objective of the U.S. Equity Fund is to provide long-term appreciation of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 65% of its total assets in U.S. equity securities. Equity securities include common stocks, preferred stocks, and securities which are convertible into common stock and readily marketable securities, such as rights and warrants, which derive their value from common stock. The Fund may also invest up to 35% of its assets in dollar-denominated ADRs of foreign issuers and similar securities and in lower-rated or comparable unrated convertible securities. For defensive purposes, the Fund may invest up to 35% of its total assets in fixed income securities. The Fund normally will not emphasize dividend or interest income in choosing securities, unless BEA believes the income will contribute to the securities' appreciation potential. See "Risk Factors and Special Considerations -- Lower-Rated Securities."

U.S. FIXED INCOME FUND

      The investment objective of the U.S. Fixed Income Fund is to provide high total return. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 65% of its total assets in domestic fixed income securities. Debt securities may include, without limitation, bonds, debentures, notes, equipment lease and trust certificates, mortgage-related securities of corporate issuers, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest up to 35% of its total assets in debt securities of foreign issuers, including emerging market debt. With respect to 35% of the Fund's total assets, the Fund may also invest in other securities, including, but not limited to, equity securities such as preferred stock and equity-related securities. Under normal market conditions, the Fund will seek to maintain an average dollar-weighted credit rating comparable to the AA rating of S&P. Subject to this condition, however, the Fund may invest in lower-rated debt securities. See "Risk Factors and Special Considerations -- Lower-Rated Securities" below. The Adviser estimates that the average weighted maturity of the Fund will range between 5 and 15 years.

      Depending on prevailing market conditions, the Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. An increase in interest rates will generally reduce the value of the fixed income investments in the Fund and a decline in interest rates will generally increase the value of those investments. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers.

PORTFOLIO INVESTMENTS

      TEMPORARY INVESTMENTS. To the extent permitted by its investment objective and policies, each of the Funds may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market or economic situations, as determined by the Fund's Adviser, each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money market deposit accounts. See Statement of Additional Information, "Common Investment Policies -- Temporary Investments." To the extent a Fund invests in temporary investments, the Fund may not achieve its investment objective.

      RULE 144A SECURITIES. Rule 144A Securities (as defined below) are securities which are restricted as to resale to the general public, but which may be resold to "qualified institutional buyers." Each Fund may invest in Rule 144A Securities that the Fund's Adviser has determined are liquid pursuant to guidelines established by the Fund's Board of Directors.

      BORROWING. Each Fund may borrow up to 33-1/3 percent of its total assets without obtaining shareholder approval. The Funds intend to borrow or to engage in reverse repurchase agreements or dollar roll transactions only for temporary or emergency purposes. See Statement of Additional Information, "Common Investment Policies -- All Funds -- Reverse Repurchase Agreements" and
"-- Borrowing."

        LENDING OF PORTFOLIO SECURITIES. Each Fund may also lend its portfolio securities to financial institutions against collateral consisting of cash, U.S. Government securities or irrevocable bank letters of credit, which are equal at all times to at least 102% of the value of the securities loaned (105% in the case of foreign securities loaned). Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Fund's Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund's securities will be fully collateralized and marked to market daily. A Fund may not make loans in excess of 50% of its total assets immediately before such loans.

        INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

        U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which each Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

RISK FACTORS AND SPECIAL CONSIDERATIONS

        For certain additional risks related to each Fund's investments, see "Portfolio Investments" and "Certain Investment Strategies."

        GENERAL. Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. U.S. Government securities are considered to be of the highest credit quality available. U.S. Government securities, however, will be affected by general changes in interest rates. The price volatility of a Fund's shares where the Fund invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Funds may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.

        FOREIGN SECURITIES. Investing in the securities of non-U.S. issuers involves opportunities and risks that are different from investing in the securities of U.S. issuers. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets.

        Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold from time to time various foreign currencies pending their investment in foreign securities or their conversion into U.S. dollars, the value of the Funds' assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in exchange rates. In addition, investors should realize that the value of the Funds' investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations in those foreign nations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from that of the United States, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

        In general, less information is publicly available with respect to certain foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. The Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. Expenses relating to foreign investments are generally higher than those relating to domestic securities. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

        DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.

        FOREIGN CURRENCY TRANSACTIONS. The over the counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Fund's Adviser.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

        EMERGING MARKETS. (Emerging Markets Fund, Global Telecommunications Fund, International Growth Fund and U.S. Fixed Income Fund only) Investing in securities of issuers located in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging market countries during the latter part of 1997. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

        LOWER-RATED SECURITIES. The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

        Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, this may force it to sell its lower-rated debt securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.

        In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability of the Fund's Adviser to both value accurately lower-rated debt securities and the Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

        FIXED INCOME SECURITIES. The value of the fixed income securities held by a Fund, and thus the net asset value of the shares of a Fund, generally will vary inversely in relation to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost. Also, the value of such securities may be affected by changes in real or perceived creditworthiness of the issuers. Thus, if creditworthiness is enhanced, the price may rise. Conversely, if creditworthiness declines, the price may decline. A Fund is not restricted to any maximum or minimum time to maturity in purchasing portfolio securities, and the average maturity of the Fund's assets will vary based upon the Adviser's assessment of economic and market conditions.

        NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to the relevant Fund's Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.

        Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

      NON-DIVERSIFIED STATUS. Each Fund is classified as a non-diversified investment company under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that a Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

      EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

        YEAR 2000 COMPLIANCE. Many services provided to a Fund and their shareholders by BEA, CSAM, Counsellors Securities Inc., the Funds' distributor ("Counsellors Securities"), certain of the latter's affiliates (collectively, the "Service Providers"), and the Funds' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

        The Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Funds' investments or on global markets or economies, generally.

        The Service Providers anticipate that their systems and those of the Funds' other service providers will be adapted in time for the year 2000. To further this goal, the Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Funds' other major service providers. The Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

        GENERAL. Investment methods described in this prospectus are among those which the Funds have the power to utilize. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE

        A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Fund's Adviser believes it to be in the best interests of the relevant Fund. The Fund's Adviser will effect portfolio transactions in each Fund without regard to holding periods if, in its judgment, such transactions are advisable in light of general market, economic or financial conditions. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is not possible to predict each Fund's portfolio turnover rate. However, it is anticipated that, under normal market conditions, each Fund's annual turnover rate should not exceed 100%. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and Portfolio Transactions" in the Statement of Additional Information.

        All orders for transactions in securities or options on behalf of a Fund are placed by the Fund's Adviser with broker-dealers that it selects, including Counsellors Securities and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize Counsellors Securities or affiliates of Credit Suisse in connection with a purchase or sale of securities when the Fund's Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES

STRATEGY AVAILABLE TO ALL FUNDS

        FOREIGN CURRENCY TRANSACTIONS. The Funds may also enter into contracts to purchase and sell forward foreign currency exchange contracts to seek to enhance total return. A forward foreign currency exchange contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than those available on a "spot" (or cash) basis. A Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that such contracts are entered into to enhance total return, they are considered speculative. If a Fund enters into such a contract for any purpose, the Fund will be required to maintain in a segregated account cash or liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the contract. The Funds will not invest more than 50% of their respective total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Funds may invest in such transactions for hedging purposes.

STRATEGIES AVAILABLE TO ALL FUNDS -- EXCEPT THE MUNICIPAL BOND FUND

        MORTGAGE-RELATED PASS-THROUGHS AND DERIVATIVES. The Funds may invest in mortgage-related securities. Purchasable mortgage-related securities are represented by pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA and government-related organizations such as the FNMA and the FHLMC, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to these Funds. Prepayments involve the risk that funds received upon prepayment may have to be reinvested at lower interest rates.

        Mortgage-related securities acquired by these Funds may include collateralized mortgage obligations ("CMOs") issued by FNMA, FHLMC or other U.S. Government agencies or instrumentalities, as well as by private issuers. These securities may be considered mortgage derivatives. CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities.

        ASSET-BACKED SECURITIES. The Funds may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans.

        Asset-backed securities may involve certain risks arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor which may be difficult or impracticable in some cases. Asset-backed securities are considered an industry for industry concentration purposes, and the Funds will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's total assets at the time of purchase to be invested in asset-backed securities.

        CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Funds will invest in convertible securities without regard to their credit ratings. See "Risk Factors and Special Considerations -- Lower-Rated Securities".

STRATEGIES AVAILABLE TO THE MUNICIPAL BOND FUND

        TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL OBLIGATIONS. The Fund may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature allowing the Fund to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. A participation interest gives the Fund an undivided interest in a Municipal Obligation in the proportion the Fund's participation bears to the total principal amount of the Municipal Obligation, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.

        During normal market conditions, up to 20% of the Fund's net assets may be invested in securities which are not Municipal Obligations; at least 80% of the Fund's net assets will be invested in Municipal Obligations the interest on which is exempt from regular federal income tax. During temporary defensive periods, the Fund may invest without limitation in obligations which are not Municipal Obligations and may hold without limitation uninvested cash reserves. Such securities may include, without limitation, bonds, notes, variable rate demand notes and commercial paper, provided such securities are rated within the relevant categories, applicable to Municipal Obligations set forth above, or if unrated, are of comparable quality as determined by the Adviser, and may also include, without limitation, other debt obligations, such as bank obligations. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

        The amount of information regarding the financial condition of issuers of Municipal Obligations may not be as extensive as that which is made available by public corporations and the secondary market for Municipal Obligations may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Fund to buy and sell tax-exempt securities may, at any particular time and with respect to any particular securities, be limited.

        ALTERNATIVE MINIMUM TAX SECURITIES. The Fund may invest up to 40% of its assets (at the time of purchase) in Alternative Minimum Tax Securities, which are certain securities issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Securities is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Securities acquired by the Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Securities.

INVESTMENT GUIDELINES

        Although there is no current intention of doing so in the coming year, each Fund is authorized to (i) purchase securities on a when-issued basis and purchase or sell securities for delayed delivery, (ii) purchase forward commitments and (iii) (except in the case of the Municipal Bond Fund) purchase stand-by commitments. Each Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including
(i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary or emergency purposes, such as meeting redemption requests, provided that reverse repurchase agreements and any other borrowing by the Fund may not exceed 33-1/3% of total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) exceed 5% of a Fund's assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing and the limitation on further investments when borrowings exceed 5% of Fund assets, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information under "Investment Limitations".

        Any investment policy or limitation which involves a maximum or minimum percentage of securities shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

MANAGEMENT OF THE FUNDS

        INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER. BEA serves as the Investment Adviser for each of the Funds pursuant to investment advisory agreements and CSAM serves as sub-investment adviser to each of the Emerging Markets Fund and the Global Income Fund pursuant to a sub-investment advisory agreement (collectively, the "Advisory Agreements"). BEA is a general partnership organized under the laws of the State of New York in December 1990 and, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. BEA is a wholly-owned subsidiary of Credit Suisse and the U.S. arm of Credit Suisse Asset Management. BEA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. BEA is a diversified investment adviser managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1998, BEA managed approximately $35.2 billion in assets. BEA currently acts as investment adviser for twenty-two investment companies registered under the 1940 Act, and acts as sub-adviser to certain portfolios of thirteen other registered investment companies. BEA's principal offices are located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022.

        CSAM is a wholly-owned subsidiary of Credit Suisse. Credit Suisse had identified BEA and CSAM as its leading institutional international asset management product centers. As of June 30, 1998, CSAM managed $35 billion in discretionary assets. CSAM Limited is a registered investment adviser under the Investment Advisers Act of 1940, as amended. CSAM's principal offices are located at Beaufort House, 1 St. Botolph Street, GB-London EC3A 7JJ.

        For the advisory services provided and expenses assumed by BEA, the High Yield Fund, the International Growth Fund, the Municipal Bond Fund, the Select Equity Fund, U.S. Equity Fund and U.S. Fixed Income Fund each pay BEA a fee computed at an annual rate of .70%, .80%, .70%, .75% , .75% and .375% of the Fund's average net assets, computed daily and payable quarterly. For the advisory services provided and expenses assumed by BEA, the Emerging Markets Fund and the Global Income Fund each pay BEA a fee computed at an annual rate of 1.00% and .50%, respectively, of the Fund's average net assets, computed daily and payable quarterly, out of which BEA pays CSAM for sub-investment advisory services.

        BEA, CSAM and each Fund's co-administrators may, at their discretion, from time to time agree to voluntarily waive all or any portion of their fees and temporarily limit the expenses to be borne by the Funds.

        The Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreements relate.

        PORTFOLIO MANAGERS. Emerging Markets Fund and International Growth Fund. The day-to-day portfolio management of the Emerging Markets Fund and International Growth Fund is the responsibility of the BEA International Equity Management Team. The Team consists of the following investment professionals:
William P. Sterling (Executive Director), Steven D. Bleiberg (Managing Director), Richard Watt (Managing Director), Susan Boland (Senior Vice President), Emily Alejos (Vice President) and Robert B. Hrabchak (Vice President). Mr. Sterling joined BEA in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Mr. Watt joined BEA in 1995, prior to which time he was the head of emerging markets investments and research at Gartmore Investment Limited in London. Mr. Bleiberg has been engaged as an investment professional with BEA for more than five years. Ms. Boland joined BEA in 1996, prior to which time she was a director and portfolio manager for Barran & Partners Limited where she managed a hedge fund that invested in European equities. Prior to 1995, she was a partner and European portfolio manager for Teton Partners. Ms. Alejos joined BEA in 1997, prior to which time she was a vice president and an emerging markets portfolio manager with Bankers Trust. Mr. Hrabchak joined BEA in 1997, prior to which time he was a senior portfolio manager at Merrill Lynch Asset Management in Hong Kong, where he chaired the Asia Pacific Investment Strategy Committee and managed institutional portfolios. Prior to 1995, he was an associate in investment banking at Salomon Brothers.

        High Yield Fund. The day-to-day portfolio management of the High Yield Fund is the responsibility of the BEA High Yield Management Team. The Team consists of the following investment professionals: Richard Lindquist (Executive Director), Misia Dudley (Senior Vice President), Marianne Rossi (Senior Vice President), John Tobin (Senior Vice President) and Mary Ann Thomas (Vice President). Mr. Lindquist, Ms. Dudley, Ms. Rossi and Mr. Tobin joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist and Ms. Rossi were with Prudential Insurance Company of America. Prior to joining CS First Boston, Ms. Dudley was with Stockbridge Partners, and prior to that had spent five years with E.F. Hutton. Prior to joining CS First Boston, Mr. Tobin managed portfolios for Integrated Resources and prior to that was vice president and industry analyst with Bankers Trust Company. Ms. Thomas joined BEA in 1997, prior to which time she was a vice president and high yield bond analyst in the Capital Management Group of the Prudential Insurance Company of America where she specialized in analyzing high yield bonds for insurance funds. Prior to 1994, she was an equity analyst at Lieber and Company.

        Municipal Bond Fund and Global Income Fund. The day-to-day portfolio management of the Municipal Bond and Global Income Funds is the responsibility of the BEA Fixed Income Management Team. The Team consists of the following investment professionals: Robert J. Moore (Executive Director), William P. Sterling (Executive Director), Gregg Diliberto (Managing Director), Robert Justich (Senior Vice President), Ira Edelblum (Senior Vice President), Jo Ann Corkran (Senior Vice President) and Diane Damskey (Vice President). Messrs. Moore, Diliberto and Edelblum have, on an individual basis, been engaged as investment professionals with BEA for more than five years. Mr. Justich joined BEA in 1995, prior to which he worked at Merrill Lynch and as a manager of Financial Services with Arthur Young & Company. Ms. Corkran joined BEA in 1997, prior to which time she was a director of mortgage-backed securities at Morgan Stanley. Prior to 1994, she was a vice president at Greenwich Capital. Ms. Damskey joined BEA in 1997, prior to which time she managed fixed income portfolios at Global Emerging Markets Advisors. Prior to 1996, she was a senior vice president and portfolio manager for the First National Bank of Chicago.

        Select Equity Fund. The day-to-day portfolio management of the Select Equity Fund is the responsibility of the BEA Select Economic Value Equity Management Team. The Team consists of the following investment professionals:
William W. Priest,

Jr. (Chief Executive Officer and Executive Director of BEA), John Hurford (Executive Director), James Abate (Senior Vice President), Susan Everly (Vice President) and James Mecca (Vice President). Messrs. Priest and Hurford have, on an individual basis, been engaged as investment professionals with BEA for more than twenty-five years. Ms. Everly joined BEA in 1998. Previously, she was a securities analyst at Goldman Sachs for two years. Prior to joining Goldman Sachs, she was a student at Harvard Business School for 2 years. Prior to 1994, she was an analyst at CS First Boston for 4 years. Mr. Mecca joined BEA in 1998. Previously, he was a securities analyst at Goldman, Sachs & Co. for 2 years. Prior to joining Goldman Sachs, he was at Bankers Trust where he was an Emerging Markets Equity Trader for 3 years.

        U.S. Equity Fund. The day-to day portfolio management of the U.S. Equity Fund is the responsibility of the BEA Domestic Equity Management Team. The Team consists of the following investment professionals: William W. Priest, Jr. (Chief Executive Officer and Executive Director of BEA), John B. Hurford (Executive Director), Eric N. Remole (Managing Director), James A. Abate (Senior Vice President), Marc Bothwell (Vice President) and Michael Welhoelter (Vice President).

        U.S. Fixed Income Fund. The day-to-day portfolio management of the U.S. Fixed Income Fund is the responsibility of the BEA Fixed Income Management Team. The Team consists of the following investment professionals: Robert J. Moore (Executive Director), William P. Sterling (Executive Director), Gregg Diliberto (Managing Director), Robert Justich (Senior Vice President), Ira Edelblum (Senior Vice President), Jo Ann Corkran (Senior Vice President) and Diane Damskey (Vice President).

        CO-ADMINISTRATORS. The Funds employ Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg Pincus Asset Management, Inc. ("Warburg"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Funds and their various service providers, furnishing corporate secretarial services, which include preparing certain materials for meetings of the Board, assisting in the preparation of proxy statements, annual and semiannual reports and tax returns and monitoring and developing compliance procedures for the Funds. No compensation is payable by the Funds to Counsellors Service for co-administration services for the Institutional Shares.

        Each Fund also employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Funds each pay PFPC a fee calculated at an annual rate of .125% of each Fund's average daily net assets attributable to the Institutional Shares, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

        CUSTODIAN. Brown Brothers Harriman & Co. ("BBH") serves as custodian of the assets of each Fund. BBH's principal business address is 40 Water Street, Boston, Massachusetts 02109.

        TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc., an affiliated company ("BFDS"), responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

        DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by any Fund to Counsellors Securities for its distribution services for Institutional Shares.

        BEA, CSAM or an affiliate of either may, at its own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more BEA Institutional Funds. BEA, CSAM or an affiliate of either may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.

        DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO OPEN AN ACCOUNT

        In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone BEA Institutional Funds at 800-401-2230. An investor may also obtain an account application by writing to:

                                  BEA Institutional Funds
                                  P.O. Box 8500
                                  Boston, Massachusetts 02266-8500

           OR
           Overnight to:

                                  BFDS
                                  Attn.:  BEA
                                  Institutional Funds
                                  66 Brooks Drive
                                  Braintree, Massachusetts  02184

        Completed and signed account applications should be sent to the above. References in this Prospectus to shareholders or investors also include Institutions which may act as record holder of Institutional Shares.

        CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, an investor should telephone BEA Institutional Funds at 800-401-2230. Institutions and their customers are responsible for maintaining current account registration and addresses with a Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.

HOW TO PURCHASE SHARES

        GENERAL. Shares representing interests in the Funds are offered continuously for sale by the Funds' distributor. Except as described below, the Institutional Shares are currently available for purchase only by investors who have entered into an investment management agreement with BEA or its affiliates. Shares may be purchased initially by completing the application and forwarding the application to the address set forth above. Initial investments in any Fund must be at least $3,000,000, except Shares may be purchased by existing clients of BEA or its affiliates or by officers of such existing clients (or those holding similar positions) with an initial investment of at least $100,000; all subsequent investments for such persons must be at least $1,000. Subsequent initial investments in any other Fund must be at least $100,000. In addition, a Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg, BEA or their affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in minimum investment requirements.

        After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased.

The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.

        BY MAIL. If the investor desires to purchase Institutional Shares by mail, a check or Federal Reserve Draft made payable to the Fund or BEA Institutional Funds (in U.S. currency) should be sent along with the completed account application to BEA Institutional Funds at an address set forth above. Checks payable to the investor and endorsed to the order of the Fund or BEA Institutional Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or Federal Reserve Drafts that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or Federal Reserve Drafts are entitled to receive dividends and distributions beginning on the day your purchase order is executed. Checks or Federal Reserve Drafts in payment for shares of more than one BEA Institutional Fund should be made payable to BEA Institutional Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.

        BY WIRE. Investors may also purchase Institutional Shares in a Fund by wiring funds from their banks. Federal funds may be wired using the following wire address:

                    State Street Bank and Trust Company
                    ABA# 0110 000 28
                    Attn.: Mutual Funds/Custody Department
                    BEA Institutional Funds
                    DDA# 9905-227-6
                    F/F/C: [Account # and Registration]

        If payment by wire is received prior to the close of regular trading on the NYSE in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. However, if a wire in proper form is received at or after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry.

        PURCHASES IN-KIND. Subject to the approval of the Adviser, investors may acquire shares of any of the Funds in exchange for portfolio securities that are eligible for investment by the relevant Fund or Funds. Such portfolio securities must (a) meet the investment objectives and policies of the Funds, (b) be acquired for investment and not for resale, (c) be liquid securities which are not restricted as to transfer either by law or liquidity of market, and (d) have a value which is readily ascertainable. Generally an investor will recognize for federal income tax purposes any gain or loss realized on an exchange of property for shares. Under certain circumstances, initial investors may not recognize gain or loss on such an exchange. Investors, particularly initial investors, are urged to consult their tax advisers in determining the particular federal income tax consequences of their purchase in-kind. Such exchanges will be subject to each Fund's minimum investment requirement. Shareholders may be required to bear certain administrative or custodial costs in effecting purchases in-kind.

        GENERAL. Each Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange Shares -- Exchange of Shares" below). Purchase orders may be refused if, in BEA's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

HOW TO REDEEM AND EXCHANGE SHARES

        REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

        Institutional Shares of the Funds may be redeemed by mail. If an investor desires to redeem his shares, a written request for redemption should be sent to BEA Institutional Funds at an address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered.

        After receipt of the redemption request by mail, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. Payment of redemption proceeds may be delayed for up to 15 days pending a determination that the check has cleared.

        If a redemption order is received by a Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received at or after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of BEA, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

        The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

        If, due to redemptions, the value of an investor's account drops to less than $500, each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 30 days to make an additional investment before a redemption will be processed by the Fund.

        REDEMPTION IN-KIND. The Funds reserve the right, at their discretion, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after they have redeemed their shares. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund. Redeeming shareholders will be required to bear certain administrative or custodial costs in effecting redemptions in-kind.

        EXCHANGE OF SHARES. An investor may exchange Institutional Shares of a Fund for Institutional Shares of another Fund at their respective net asset values. Exchanges may be effected in the manner described under "Redemption of Shares" above. If an exchange request is received by BEA Institutional Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. A Fund may refuse exchange purchases at any time without prior notice.

        The exchange privilege is available to shareholders residing in any state in which the Institutional Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. For further information regarding the exchange privilege, an investor should contact BEA Institutional Funds at 800-401-2230.

        Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. Each of the Emerging Markets Fund, International Growth Fund, Select Equity Fund and U.S. Equity Fund will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders annually. Each of the High Yield Fund, Global Income Fund and U.S. Fixed income Fund will distribute substantially all of its net realized capital gains, if any, to its shareholders annually and will distribute net investment income at least quarterly. The Municipal Bond Fund will distribute substantially all of its net realized capital gains, if any, annually and all net investment income monthly. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Institutional Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to BEA Institutional Funds at an address set forth under "How to Open an Account" or by calling BEA Institutional Funds at 800-401-2230.

        Special Distribution Matters Relating to the Municipal Bond Fund. If, for any full fiscal year, the Municipal Bond Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

        A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

        TAXES. Each Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

        Investments in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Funds each year even though the Funds receive no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Funds will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Funds.

        Dividends paid from net investment income and distributions derived from net realized short-term capital gains are taxable to investors as ordinary income whether received in cash or reinvested in additional Fund shares. Distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, regardless of how long investors have held Fund shares or whether such distributions are received in cash or reinvested in Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the investor has held the shares for more than one year and will be a short-term capital gain or loss if the investor has held the shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

        Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. A Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.

        Dividends and interest received by the Funds may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.
Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

        Special Tax Matters Relating to the Municipal Bond Fund. As a regulated investment company, the Municipal Bond Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying Municipal Obligations. Such exempt-interest dividends may be excluded by investors of the Fund from their gross income for federal income tax purposes although (i) all or a portion of such exempt-interest dividends will be a specific tax-preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1996 and (ii) all exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, dividends paid by the Fund will be subject to a branch profits tax of up to 30% when received by certain foreign corporate investors.

        GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE

        Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

        The net asset value per Institutional Share of each Fund is computed by adding the Institutional Shares' pro rata share of the value of the Fund's assets, deducting the Institutional Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Institutional Shares and then dividing the result by the total number of outstanding Institutional Shares.

      Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE

        The Funds quote the performance of Institutional Shares separately from Common Shares and Advisor Shares. The net asset value of Institutional Shares is listed in The Wall Street Journal each business day under the heading "BEA Institutional Funds." From time to time, each Fund may advertise yield and average annual total return of its Institutional Shares over various periods of time. The yield refers to net investment income generated by the Institutional Shares over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Institutional Shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. In addition, advertisements concerning the Municipal Bond Fund may describe a tax equivalent yield. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Institutional Shares' tax-free yield. It is calculated by increasing the yield shown for the Institutional Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's Institutional Shares' yield. Total return figures show the average percentage change in value of an investment in the Institutional Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Institutional Shares assuming that any income dividends and/or capital gain distributions made by a Fund during the period were reinvested in Institutional Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

        When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Institutional Shares for various periods, representing the cumulative change in value of an investment in the Institutional Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

        Investors should note that yield, tax equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds' Statements of Additional Information describes the method used to determine the yield and total return. Current performance figures may be obtained by calling BEA Institutional Funds at 800-401-2230.

        A Fund's total return or expense ratio may be compared with data published by Lipper Analytical Services, Inc., CDA/Weisenberger Investment Technologies, Inc., Mutual Fund Forecaster or Morningstar, Inc., or with the performance of the Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Moody's Bond Survey Bond Index, Wilshire 5000 Index, Lehman Brothers Bond Indexes, Morgan Stanley Composite Index EAFE, Morgan Stanley Composite Index-Free Emerging Markets, JP Morgan Global Government Bond Index (Unhedged), First Boston High Yield Index, Consumer Price Index, Bond Buyer's 20-Bond Index, Dow Jones Industrial Average, Salomon Smith Barney U.S. 1-Month Treasury Bill Index(TM), national publications such as Money, Forbes, Barron's, The Wall Street Journal or the New York Times or publications of a local or regional nature, and other industry publications.

        In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market and industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

GENERAL INFORMATION

        ORGANIZATION. On July 31, 1998, the Emerging Markets Fund, International Growth Fund, High Yield Fund, Municipal Bond Fund, Global Income Fund, the Select Equity Fund, U.S. Equity Fund and U.S. Fixed Income Fund were each incorporated under the laws of the State of Maryland under the name "Warburg, Pincus Emerging Markets II Fund, Inc.," "Warburg, Pincus International Growth Fund, Inc.," "Warburg, Pincus High Yield Fund, Inc.," "Warburg, Pincus Municipal Bond Fund, Inc.," "Warburg, Pincus Strategic Global Fixed Income Fund, Inc.," "Warburg, Pincus Select Economic Value Equity Fund, Inc.," "Warburg, Pincus U.S. Core Equity Fund, Inc." and "Warburg, Pincus U.S. Core Fixed Income Fund, Inc.," respectively. Each Warburg Pincus Fund is an open-end mutual fund. On October 23, 1998, each Fund acquired all of the assets and liabilities of the corresponding investment portfolio of the RBB Fund.

        Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

        MULTI-CLASS STRUCTURE. Each Fund currently offers another class of shares, the Common Shares, pursuant to a separate prospectus. Individual investors may purchase Common Shares and, if and when offered, individual investors may only purchase Advisor Shares, through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Common Shares and Advisor Shares, the total return on Common Shares can be expected to be lower than the total return on Institutional Shares and the total return of Advisor Shares can be expected to be lower than the total return on Common Shares and Institutional Shares. Investors may obtain information concerning the Common Shares and, if and when offered, the Advisor Shares from their investment professional or by calling Counsellors Securities at 800-369-2728. Unless the context clearly suggests otherwise, references to a Fund in this Prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

        VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

        SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Monthly Investment Plan). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling BEA Institutional Funds at 800-401-2230 or on the BEA Institutional Funds Web site at www.beafunds.com.

        The Institutional Share prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

                      -----------------------------------

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE INSTITUTIONAL SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

The Funds' Expenses............................................................2
Financial Highlights...........................................................3
Investment Objectives and Policies............................................10
Portfolio Investments.........................................................13
Risk Factors and Special Considerations.......................................14
Portfolio Transactions and Turnover Rate......................................17
Certain Investment Strategies.................................................18
Investment Guidelines.........................................................20
Management of the Funds.......................................................20
How to Open an Account........................................................23
How to Purchase Shares........................................................23
How to Redeem and Exchange Shares.............................................25
Dividends, Distributions and Taxes............................................26
Net Asset Value...............................................................28
Performance...................................................................28
General Information...........................................................29



                      P.O. Box 8500, Boston, MA 02266-8500
                                  800-401-2230
                                www.beafunds.com

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

        Commercial paper rated A-1 by Standard & Poor's Rating Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

        The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

        The following summarizes the ratings used by S&P for corporate bonds:

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

        B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

        C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

        To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

        D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        The following summarizes the ratings used by Moody's for corporate bonds:

        Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of Igreater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

        Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

        The following summarizes the two highest ratings used by S&P for short-term notes:

        SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

        SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

        The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

        MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

        MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

        The following summarizes the ratings used by S&P for Municipal
Obligations:

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

        B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

        C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

        To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

        D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        The following summarizes the highest four municipal ratings used by
Moody's:

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

        Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

        Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.